Exhibit 99.1

CarGurus Finalizes Acquisition of CarOffer

CAMBRIDGE, Mass., December 4, 2023 – CarGurus (Nasdaq: CARG), the No. 1 visited digital auto platform for shopping, buying, and selling new and used vehicles1, today announced it has completed the acquisition of CarOffer, purchasing the remaining minority equity interests for $75 million. Zach Hallowell, a seasoned digital wholesale market leader, has assumed the role of Chief Executive Officer (CEO) for CarOffer.

“With this transaction complete, we believe we are well-positioned to accelerate our momentum in delivering solutions that streamline and enhance the dealer-to-dealer and consumer-to-dealer transaction experience,” said Hallowell. “I look forward to leading the integration between the CarOffer and CarGurus teams to advance these goals for the benefit of our customers.”

CarGurus acquired a 51% interest in CarOffer in January 2021 and announced plans on November 7, 2023 to accelerate the purchase of the remaining stake with the intent of capturing growing product and data opportunities, along with other synergies between the two platforms. Together the companies plan to build innovative solutions that power CarGurus’ development of a transaction-enabled platform that supports dealers and consumers through every stage of the automotive lifecycle.

“We believe that the headway made to bolster CarOffer operations and integrate the instant trade platform’s BuyingMatrixTM technology into our solutions will provide a solid foundation for the next chapter of our work together,” said Jason Trevisan, CEO of CarGurus. “As we look forward, we plan to capitalize on our ability to accelerate this progress, leveraging Zach’s deep market experience and digital wholesale leadership to further enhance the platform as part of our goal to help dealers more efficiently acquire and sell inventory and support consumers in selling their cars more easily.”

Through a series of operational improvements over the past year, CarOffer has enhanced tools that empower dealers to make more informed decisions in the face of shifting market conditions. Updates include the addition of pre-purchase mechanical inspections and new matrix tooling such as a 24-Hour Approval feature that allows dealers to review and approve a purchase before a transaction is processed. As a result, CarOffer has reduced arbitration rates by 47% year-over-year and improved the time it takes to obtain and process a title by 30% over the same time period.

CarOffer will continue to operate as a standalone brand at its Addison, Texas location. Hallowell takes on the role of CEO from Bruce Thompson, CarOffer founder, who stepped down with the completion of the acquisition. With over 20 years of experience in the wholesale space, including leadership roles with Manheim Auctions and OPENLANE, Hallowell will guide CarOffer operations, strategy, and continued integration with CarGurus.

About CarGurus, Inc.

CarGurus (Nasdaq: CARG) is a multinational, online automotive platform for buying and selling vehicles that is building upon its industry-leading listings marketplace with both digital retail solutions and the CarOffer online wholesale platform. The CarGurus platform gives consumers the confidence to purchase and/or sell a vehicle either online or in-person, and it gives dealerships the power to accurately price, effectively market, instantly acquire and quickly sell vehicles, all with a nationwide reach. The company uses proprietary technology, search algorithms and data analytics to bring trust, transparency, and competitive pricing to the automotive shopping experience. CarGurus is the most visited automotive shopping site in the U.S. 1

CarGurus also operates online marketplaces under the CarGurus brand in Canada and the United Kingdom. In the United States and the United Kingdom, CarGurus also operates the Autolist and PistonHeads online marketplaces, respectively, as independent brands.

To learn more about CarGurus, visit www.cargurus.com, and for more information about CarOffer, visit www.caroffer.com.

CarGurus® is a registered trademark of CarGurus, Inc., and CarOffer® is a registered trademark of CarOffer, LLC. All other product names, trademarks and registered trademarks are the property of their respective owners.

1 Similarweb: Traffic Insights, Q3 2023, U.S.

About CarOffer

Founded in 2019, CarOffer is the automotive industry’s leading digital wholesale marketplace that unlocks a dealer’s ability to buy, sell, and trade with automation and ease. Leveraging the power of data, national scale, and the company’s proprietary BuyingMatrix™ technology, CarOffer’s 24/7 online trading platform automates dealer-to-dealer and consumer-to-dealer transactions while also supporting vehicle transportation for seamless user experience.

Cautionary Language Concerning Forward-Looking Statements

This press release includes forward-looking statements. Other than statements of historical facts, all statements contained in this press release, including, without limitation, statements regarding the potential benefits and results that may be achieved through the acquisition of CarOffer; our expectation that the acquisition of CarOffer will enhance our value proposition for dealers; our plans to independently operate CarOffer; expected transaction synergies; the potential of our commercial business; our strategy and plans; and the value proposition of our products and our market awareness, are forward-looking statements. The words “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “guide,” “intend,” “may,” “might,” “plan,” “potential,” “predicts,” “projects,” “seeks,” “should,” “target,” “will,” “would,” and similar expressions and their negatives are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. You should not place undue reliance on these statements.

These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including, without limitation, uncertainty as to whether the anticipated benefits of the acquisition of CarOffer can be achieved; risks of unexpected hurdles, costs, or delays; the potential impact on our or CarOffer’s business due to the transaction; our growth and our ability to grow our revenue; our relationships with dealers; competition in the markets in which we operate; market growth; our ability to innovate; global supply chain challenges, increased inflation and interest rates, and other macroeconomic issues; the material weakness identified in our internal controls over financial reporting; changes in our key personnel; natural disasters, epidemics, or pandemics; and our ability to operate in compliance with applicable laws, as well as other risks and uncertainties as may be detailed from time to time in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other reports we file with the U.S. Securities and Exchange Commission. Moreover, we operate in very competitive and rapidly changing environments. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, we cannot guarantee that future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Media Contact:

Maggie Meluzio

Director, Public Relations & External Communications

pr@cargurus.com

Investor Contact:

Kirndeep Singh

Vice President, Investor Relations

investors@cargurus.com

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